                                                            EXHIBIT 10.(i)(H)(3)

To the Banks parties to
the Long Term Credit
Agreement referred to below

Re: Amendment to the Long Term Credit Agreement dated September 15, 1994 among Montgomery Ward & Co., Incorporated (the "Company"), various Banks named therein, The First National Bank of Chicago, as Documentary Agent, The Bank of Nova Scotia, as Administrative Agent, The Bank of New York, as Negotiated Loan Agent, and Bank of America National Trust and Savings Association, as Advisory Agent, as amended (the "Long Term Credit Agreement")

Gentlemen:

     The Company hereby requests that you agree to the following amendments to the Long Term Credit Agreement:


1.   The definition of "Ratio Period" contained in Section l.l of the Long Term
                                                   -----------
     Credit Agreement is hereby deleted and the following definition of such term is substituted therefor:

               "Ratio Period" means the four (4) consecutive Fiscal Quarters
                ------------
     ending as of the date as of which the Ratio of Earnings to Fixed Charges is being determined.

2.   Section 6.2 of the Long Term Credit Agreement is hereby amended by
     -----------
     replacing the figure "0.125%" in such Section 6.2 with "0.25%".
                                           -----------

3.   Clause (a) of Section 6.5 of the Long Term Credit Agreement is hereby
     ----------    -----------
     amended by replacing the figure "0.0675%" in such clause (a) with "0.10%".
                                                       ----------

4.   Section 11.4 of the Long Term Credit Agreement is hereby amended by adding
     ------------
     the following proviso at the end of the section:

          "; provided, however, in the case of the Fiscal

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           Quarters  ending September 28, 1996, March 29, 1997
           and June 28, 1997, "65%" shall be substituted for
           "60%" in clause (i) above."
                    ----------

5.   Clause (v) of Section 11.6 of the Long Term Credit Agreement is hereby
     ----------    ------------
     amended by adding the following proviso at the end of clause (v):
                                                           ----------

           "; provided, however, in the case where the most recently ended fiscal quarter for the Company was one of the Fiscal Quarters ended September 28, 1996, March 29, 1997 or June 28, 1997, "65%" shall be substituted for "60%" in clause (a) above;"
                                    ----------

6.   Section 11 of the Long Term Credit Agreement is hereby amended by adding
     ----------
     the following Section 11.20 thereto:
                   -------------

               "11.20.  Ratio of Earnings to Fixed Charges.  Not permit the
                        ----------------------------------
     Ratio of Earnings to Fixed Charges determined as of the last day of each Fiscal Quarter to be less than 1.10:1."

7.   Clause (e) of Section 13.l of the Long Term Credit Agreement is hereby
     ----------    ------------
     amended by substituting "11.6 and 11.20" for " 11.6" therein.
                              ----     -----        ----

8.   Line (e) of Section 3 of the officers certificate to be delivered by the
                 ---------
     Company pursuant to Section 11.1(c) of the Long Term Credit Agreement for
                         ---------------
     the fiscal quarters of the Company ending September 28, 1996, March 29, 1997 and June 28, 1997 will be revised to indicate "65%" rather than "60%" as an acceptable percentage of "Debt" to "Total Capitalization" for such fiscal quarter.

     Except as hereinabove expressly provided, all the terms and provisions of the Long Term Credit Agreement shall remain in full force and effect and all references therein and in any related documents to the Long Term Credit Agreement shall henceforth refer to the Long Term Credit Agreement as amended by this amendment. This amendment shall be deemed incorporated into, and a part of, the Long Term Credit Agreement.

     This amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
     This amendment shall be governed by and construed in accordance with the laws of the State of Illinois.

     This amendment may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such

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

counterparts shall together constitute but one and the same agreement. This Amendment shall be effective when executed by the "Required Banks" (as defined in the "Long Term Credit Agreement).

     If you are in agreement with the foregoing amendment to the Long Term Credit Agreement, please indicate your accord in the place provided for your acceptance and forward the executed amendment to The First National Bank of Chicago, One First National Plaza, Chicago, Illinois 60670, Attention: Karen F. Kizer, Senior Vice President. I shall also appreciate your telecopying me at
(312)467-7421 a signed copy of this letter amendment.

                              MONTGOMERY WARD & CO., INCORPORATED


                              By /s/ Douglas V. Gathany
                                ---------------------------------
                                Douglas V. Gathany, Treasurer


Accepted and Agreed to
the foregoing Amendment

THE FIRST NATIONAL BANK OF CHICAGO,
in its individual capacity and in its
capacity as Documentary Agent


By: /s/ Karen F. Kizer
   -----------------------------
Name:   Karen F. Kizer
Title:  Senior Vice President

THE BANK OF NEW YORK, in its
individual capacity and in its capacity
as Negotiated Loan Agent


By: /s/ Michael Flannery
   -----------------------------
Name:   Michael Flannery
Title:  Vice President

THE BANK OF NOVA SCOTIA, in its
individual capacity and in its
capacity as Administrative Agent


By: /s/ F.C.H. Ashby
   -----------------------------
Name:   F.C.H. Ashby
Title:  Senior Manager Loan Operations

BANK OF AMERICA NATIONAL TRUST AND
SAVINGS ASSOCIATION, in its
individual capacity and in its
capacity as Advisory Agent


By: /s/ Sandra S. Ober
   -----------------------------
Name:   Sandra S. Ober
Title:  Vice President

CIBC INC.


By: /s/ Durc A. Savini
   -----------------------------
Name:   Durc A. Savini
Title:  Authorized Signatory

NATIONSBANK, N.A.


By: /s/ Mary Carol Daly
   -----------------------------
Name:   Mary Carol Daly
Title:  Vice President

THE LONG-TERM CREDIT BANK OF JAPAN, LTD.


By: /s/ Richard E. Stahl
   -----------------------------
Name:   Richard E. Stahl
Title:  Senior Vice President & Joint General Manager

CREDIT LYONNAIS CHICAGO BRANCH


By: /s/ Mary Ann Klemm
   -----------------------------
Name:   Mary Ann Klemm
Title:  Vice President

CREDIT LYONNAIS CAYMAN ISLAND BRANCH


By:____________________________
Name:
Title:


BANCA COMMERCIALE ITALIANA,
CHICAGO BRANCH


By: /s/ Diana R. Lamb
   -----------------------------
Name:   Diana R. Lamb
Title:  Vice President

By: /s/ Matthew V. Trujillo
   -----------------------------
Name:   Matthew V. Trujillo
Title:  Assistant Vice President

THE DAI-ICHI KANGYO BANK, LTD.,
CHICAGO BRANCH


By: /s/ Seiichiro Ino
   -----------------------------
Name:   Seiichiro Ino
Title:  Vice President

THE BANK OF TOKYO-MITSUBISHI, LTD.,
CHICAGO BRANCH


By: /s/ Noboru Kobayashi
   -----------------------------
Name:   Noboru Kobayashi
Title:  Deputy General Manager

THE NORTHERN TRUST COMPANY


By: /s/ Sidney R. Dillard
   -----------------------------
Name:   Sidney R. Dillard
Title:  Vice President

THE SAKURA BANK, LTD.


By: /s/ Shunji Sakurai
   -----------------------------
Name:   Shunji Sakurai
Title:  Joint General Manager

THE SANWA BANK, LIMITED, CHICAGO BRANCH


By:_____________________________
Name:
Title:


SWISS BANK CORPORATION


By: /s/ Thomas Eggenschwiler
   -----------------------------
Name:   Thomas Eggenschwiler
Title:  Executive Director
        Credit Risk Management


By: /s/ Nancy Russell
   -----------------------------
Name:   Nancy Russell
Title:

UNITED STATES NATIONAL BANK OF OREGON


By: /s/ Tom Lee
   -----------------------------
Name:   Tom Lee
Title:  Vice President

UNION BANK


By: /s/ Richard A. Sutter
   -----------------------------
Name:   Richard A. Sutter
Title:  Vice President

ABN AMRO BANK N.V.


By: /s/ David C. Sagers
   -----------------------------
Name:   David C. Sagers
Title:  Vice President

By: /s/ Laurie D. Flom
   -----------------------------
Name:   Laurie D. Flom
Title:

FIRST BANK NATIONAL ASSOCIATION


By: /s/ Christopher H. Patton
   -----------------------------
Name:   Christopher H. Patton
Title:  Commercial Banking Officer

THE FIRST NATIONAL BANK OF BOSTON


By: /s/ Bethann R. Halligan
   -----------------------------
Name:   Bethann R. Halligan
Title:  Managing Director

THE FUJI BANK, LIMITED


By:_____________________________
Name:
Title:


PNC BANK, NATIONAL ASSOCIATION


By: /s/ Karen C. Brogan
   -----------------------------
Name:   Karen C. Brogan
Title:  Commercial Banking Officer

THE YASUDA TRUST AND BANKING CO., LTD.


By: /s/ Joseph C. Meek
   -----------------------------
Name:   Joseph C. Meek
Title:  Deputy General Manager

THE FIRST NATIONAL BANK OF MARYLAND


By: /s/ Andrew W. Fish
   -----------------------------
Name:   Andrew W. Fish
Title:  Vice President

ISTITUTO BANCARIO SAN PAOLO DI TORINO, S.P.A.


By: /s/ K. Douglas Knapp
   ----------------------
Name:   K. Douglas Knapp
Title:  Vice President

By: /s/ Ettore Viazzo
   -------------------
Name:   Ettore Viazzo
Title:  Vice President

KREDIETBANK N.V.


By:_____________________________
Name:
Title:


By:_____________________________
Name:
Title:


UNION BANK OF SWITZERLAND - NEW YORK BRANCH


By: /s/ Daniel R. Strickford
   --------------------------
Name:   Daniel R. Strickford
Title:  Assistant Vice President

By: /s/ James P. Kelleher
   ----------------------
Name:   James P. Kelleher
Title:  Assistant Vice President

WELLS FARGO BANK, N.A.


By: /s/ Peter G. Olson
   -----------------------------
Name:   Peter G. Olson
Title:  Senior Vice President

BANCA DI ROMA, S.P.A.


By:_____________________________
Name:
Title:


By:_____________________________
Name:
Title:


COMERICA BANK


By: /s/ Harve C. Light
   -----------------------------
Name:   Harve C. Light
Title:  Asistant Vice President

BANK OF AMERICA ILLINOIS


By: /s/ Sandra S. Ober
   -----------------------------
Name:   Sandra S. Ober
Title:  Vice President